Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

We account for income taxes pursuant to the provisions of ASC 740 "Income Taxes." Under this method, deferred tax assets and liabilities are recorded to reflect the future tax consequences attributable to the effects of differences between the carrying amounts of existing assets and liabilities for financial reporting and for income tax purposes. As of September 30, 2011, we have income taxes receivable of $1.8 million and $3.3 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively.

We have an income tax benefit of $2.2 million and $3.1 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively, during the three months ended September 30, 2011, in each case, compared to income tax expense of $2.8 million during the same period in 2010, due to a taxable loss during the third quarter of 2011. iPayment and its consolidated subsidiaries' effective income tax rate decreased to 38.4% for the third quarter of 2011, compared to 40.7% for the same period in 2010, as a result of a partial release of the valuation allowance due to the utilization of net operating losses in the 2010 state income tax returns. Holdings and its consolidated subsidiaries' effective income tax rate decreased to 29.4% for the same period in 2011, compared to 40.7% for the third quarter of 2010, as we are subject to interest deductibility limitations with respect to interest accruing on the 15.00%/15.00% Notes, which constitute an "Applicable High Yield Discount Obligation" for U.S. federal income tax purposes. Consequently, a portion of the interest expense under the 15.00%/15.00% Notes is non-deductible by Holdings.

We have an income tax benefit of $1.6 million and $3.0 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively, during the first nine months of 2011, in each case, compared to income tax expense of $10.4 million during the same period in 2010, primarily due to taxable losses during 2011 as well as from tax benefits totaling approximately $6.3 million that were obtained during the second quarter of 2011 from non-recurring expenses incurred related to the write off of the unamortized balance of debt issuance costs and a payment made for strategic advisory fees, a majority of which are deductible for tax purposes. iPayment and its consolidated subsidiaries' effective income tax rate decreased to 25.0% for the first nine months of 2011, compared to 39.7% for the same period in 2010, as a result of the aforementioned tax benefits as well as from a partial release of the valuation allowance due to the utilization of net operating losses in the 2010 state income tax returns. Holdings and its consolidated subsidiaries' effective income tax rate decreased to 21.6% for the first nine months of 2011, compared to 39.7% for the same period in 2010, as we are subject to interest deductibility limitations with respect to interest accruing on the 15.00%/15.00% Notes, which constitute an "Applicable High Yield Discount Obligation" for U.S. federal income tax purposes. Consequently, a portion of the interest expense under the 15.00%/15.00% Notes is non-deductible by Holdings.

During the first nine months of 2011 and 2010, we accrued approximately $0.1 million of interest related to our uncertain tax positions. As of September 30, 2011, our liabilities for unrecognized tax benefits totaled $2.4 million and are included in other long-term liabilities in our consolidated balance sheets. Interest and penalties related to income tax liabilities are included in income tax expense. The balance of accrued interest and penalties recorded in the consolidated balance sheets at September 30, 2011 was approximately $0.3 million.

We file federal income tax returns and various state income tax returns. With limited exception, we are no longer subject to federal, state and local income tax audits by taxing authorities for the years through 2005.

At September 30, 2011, we had approximately $1.4 million of federal net operating loss carry-forwards that will be available to offset regular taxable income through 2018, subject to annual limitations of up to $0.2 million per year. We had state net operating loss carry-forwards of approximately $30.3 million as of December 31, 2010.

8.	Income Taxes

The provision for income taxes and liabilities for the years ended December 31, 2010, 2009 and 2008, was comprised of the following (in thousands):

	2010	2009	2008
Current:
Federal	$14,374	$11,736	$13,743
State	1,942	2,435	2,778

Total current	16,316	14,171	16,521
Deferred	993	(5,146)	(6,327)
Change in valuation allowance	(238)	81	523
Changes in uncertain tax positions	1,278	(370)	178

Total income tax provision	$18,349	$8,736	$10,895

The differences between the federal statutory tax rate of 35% and effective tax rates are primarily due to state income tax provisions, and changes in uncertain positions, as follows:

	2010	2009	2008
Statutory Rate	35%	35%	35%
Increase (decreases) in taxes resulting from the following:
State income taxes net of federal tax benefit	5%	5%	4%
Permanent differences	0%	(4)%	0%
Increase to valuation allowance	0%	0%	2%
Increase (decreases) in uncertain positions	3%	(2)%	0%
Other	2%	2%	0%

Total	45%	36%	41%

Deferred income tax assets are included as a component of other assets in the accompanying consolidated balance sheets as of December 31, 2010 and 2009 and were comprised of the following (in thousands):

	2010	2009
Current deferred tax assets:
Reserves	$1,063	$1,971
Gain on sale of noncontrolling interest	362	367
Other	790	966
Valuation allowances	(31)	(116)

Total current deferred tax assets	2,184	3,188

Current deferred tax liabilities:
Prepaid expenses	(111)	(212)
Other	—	(623)

Total current deferred tax liabilities	(111)	(835)

Net current deferred tax asset	$2,073	$2,353

Long-term deferred tax assets:
Tax benefit of unrealized loss on fair value of derivatives	$—	$4,976
Net operating loss	1,865	1,898
Cancellation of debt income	549	704
Gain on sale of noncontrolling interest	258	889
Other	15,810	7,188
Valuation allowances	(558)	(711)

Total long-term deferred tax assets	17,924	14,944

Long-term deferred tax liabilities:
Intangible assets, net of depreciation and amortization	(4,088)	(6,725)
Goodwill	(9,512)	—

Total long-term deferred tax liabilities	(13,600)	(6,725)

Net long-term deferred tax asset	$4,324	$8,219

We account for income taxes in accordance with ASC 740, "Income Taxes." ASC 740 clarifies the accounting and reporting for uncertainties in income tax law by prescribing a comprehensive model for the financial statement recognition, measurement, presentation and disclosure for uncertain tax positions taken or expected to be taken in income tax returns.

As of December 31, 2010, our liabilities for unrecognized tax benefits totaled $2.7 million, included in other long-term liabilities. Interest and penalties related to income tax liabilities are included in income tax expense. The balance of accrued interest and penalties recorded in the consolidated balance sheets at December 31, 2010 was $0.2 million.

The following presents a rollforward of our unrecognized tax benefits (in thousands):

Unrecognized Tax Benefits
Balance at December 31, 2008	$1,140
Decrease in prior year tax positions	(604)
Increase for tax positions taken during the current period	551

Balance at December 31, 2009	$1,087
Reductions due to lapse of the applicable statute of limitations	(125)
Increase in prior year tax positions	1,129
Increase for tax positions taken during the current period	634

Balance at December 31, 2010	$2,725

As of December 31, 2010, the total amount of unrecognized tax benefits that would affect the tax rate, if recognized, would be $1.0 million.

We file federal income tax returns and various state income tax returns. With limited exception, we are no longer subject to federal, state and local income tax audits by taxing authorities for the years through 2005.

At December 31, 2010, we had state net operating loss carryforwards of approximately $30.3 million, which begins to expire in 2022. ASC 740 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2010, we had $0.6 million of valuation allowances on deferred tax assets. The net deferred taxes recorded at December 31, 2010, represent amounts that are more likely than not to be utilized in the near term.

During the first quarter of 2011, we made tax payments totaling $11.9 million to cover all federal and state taxes payable relating to 2010.